UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Quantum Fuel Systems

Technologies Worldwide, Inc.

(Name of Registrant as Specified In Its Charter)

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Quantum Technologies Postpones Its Annual Meeting of Stockholders Until October 11, 2010

Irvine, CA – September 29, 2010 - Quantum Fuel Systems Technologies Worldwide, Inc. (NASDAQ: QTWW) (the “Company”) announced today that it is postponing its Annual Meeting of Stockholders, originally scheduled for 1:30 p.m. PDT on Thursday, September 30, 2010, until 1:30 p.m. PDT on Monday, October 11, 2010. The Company decided to postpone the Annual Meeting in order to give it more time to solicit additional proxies to support proposals presented in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on August 27, 2010. Two of the leading proxy advisory services, Institutional Shareholder Services (ISS) and Glass Lewis & Co., both recommend that the Company’s stockholders vote “FOR” each of the proposals. The meeting on October 11, 2010 will take place at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612.

Valid proxies submitted prior to the originally scheduled September 30, 2010 meeting will continue to be valid for purposes of the October 11, 2010 meeting unless properly changed or revoked prior to the vote being taken at the October 11, 2010 meeting. The record date of August 12, 2010 for the Annual Meeting has not been changed.

Stockholders who have not voted are strongly encouraged to do so prior to 11:59 Eastern Time on October 10, 2010.

VOTING INSTRUCTIONS – SHARES HELD IN CERTIFICATE FORM:

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Registered stockholders may cast their votes on the Internet at http://www.proxyvoting.com/qtww or by telephone at (866) 540-5760. Please have the control number from your proxy card available and follow the prompts provided.

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Stockholders may sign, date and return their proxy cards by mail in the envelopes provided. If voting by mail, please do so promptly to ensure your proxy instructions are received in time to be represented at the Annual Meeting.

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Registered stockholders who wish to vote but do not have their control numbers available may call The Proxy Advisory Group toll-free at (888) 33-PROXY or (888) 337-7699 between the hours of 9:00 a.m. and 5:00 p.m. Monday through Friday Eastern Time.

VOTING INSTRUCTIONS – SHARES HELD WITH A BROKER:

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Stockholders may cast their votes on the Internet at www.proxyvote.com or by calling the telephone number listed on their Voting Instruction Form. Please use the control number from your Voting Instruction Form and follow the instructions provided.

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Stockholders may sign, date and return their Voting Instruction Forms by mail in the envelopes provided. If voting by mail, please do so promptly to ensure your proxy instructions are received in time to be represented at the Annual Meeting.

•	Stockholders may contact their brokerage firms for help with casting their vote.

Please note that voting by phone or Internet will require that you have your control number available. This number is printed on the Voting Instruction Form that accompanied the Company’s Proxy Statement and Annual Report sent to you by mail. Stockholders who do not have their control numbers should contact their brokerage firms.

The Company has engaged The Proxy Advisory Group, LLC, a proxy advisory and solicitation firm, to contact stockholders by telephone to encourage voting. Stockholders that have not already voted may receive calls prior to the October 11, 2010 meeting from The Proxy Advisory Group on behalf of the Company.

More information on the matters to be discussed at the Annual Meeting can be found in the Company’s Proxy Statement. The Proxy Statement and the Company’s 2010 Annual Report to Stockholders are available at https://materials.proxyvote.com/74765E.

About Quantum:

Quantum Fuel Systems Technologies Worldwide, Inc., a fully integrated alternative energy company, is a leader in the development and production of advanced propulsion systems, energy storage technologies, and alternative fuel vehicles. Quantum’s wholly owned subsidiary, Schneider Power Inc., complements Quantum’s emerging renewable energy presence through the development and ownership of wind and solar farms. Quantum’s portfolio of technologies includes electronic controls, hybrid electric drive systems, hydrogen storage and metering systems, and alternative fuel technologies that enable fuel efficient, low emission hybrid, plug-in hybrid electric, fuel cell, and natural gas vehicles. Quantum’s powertrain engineering, system integration, vehicle manufacturing, and assembly capabilities provide fast-to-market solutions to support the production of hybrid and plug-in hybrid, hydrogen-powered hybrid, fuel cell, alternative fuel, and specialty vehicles, as well as modular, transportable hydrogen refueling stations. Quantum’s customer base includes automotive OEMs, dealer networks, fleets, aerospace industry, military and other government entities, and other strategic alliance partners.

More information can be found about Quantum’s products and services at www.qtww.com.

Forward-Looking Statements

All statements included in this press release, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by words such as “may,” “could,” “will,” “should,” “assume,” “expect,” “anticipate,” “plan,” “intend,” “believe,” “predict,” “estimate,” “forecast,” “outlook,” “potential,” or “continue,” or the negative of these terms, and other comparable terminology. Although the Company believes the expectations and intentions reflected in its forward-looking statements are reasonable, it cannot assure you that these expectations and intentions will prove to be correct. Examples of forward-looking statements contained in this release include, but are not limited to, statements regarding the Panel’s willingness to accept the Company’s plan to regain compliance with the Minimum Bid Price Rule.

Various risks and other factors including, but not limited to, whether the Company’s stockholders will approve the reverse stock split proposal, and those other risks and uncertainties identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2010 or included in the Company’s other public filings, could cause actual results, and actual events that occur, to differ materially from those contemplated by the forward-looking statements.

Many of the risk factors are beyond the Company’s ability to control or predict. You should not unduly rely on any of the Company’s forward-looking statements. These statements are made only as of the date of this press release. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect future events or developments. All subsequent written and oral forward-looking statements attributable to the Company and persons acting on its behalf are qualified in their entirety by the cautionary statements contained herein or in the Company’s public filings.

For more information regarding Quantum, please contact:

Investor Relations

Brion D. Tanous

Principal, CleanTech IR, Inc.

Email: btanous@cleantech-ir.com

(310) 541-6824

Dale Rasmussen

+1-206-315-8242

Email: drasmussen@qtww.com

©2010 Quantum Fuel Systems Technologies Worldwide, Inc.

Advanced Technology Center

17872 Cartwright Road, Irvine, CA 92614

Phone 949-399-4500 Fax 949-399-4600